HECO Exhibit 10.4

SECOND AMENDMENT TO

LOW SULFUR FUEL OIL SUPPLY CONTRACT

BY AND BETWEEN

BHP PETROLEUM AMERICAS REFINING INC. (nka, TESORO HAWAII CORPORATION)

AND

HAWAIIAN ELECTRIC COMPANY, INC.

This Second Amendment is entered into as of May 5, 2010 between Tesoro Hawaii Corporation (f/k/a BHP Petroleum Americas Refining Inc.), a Hawaii corporation (“SELLER”) and Hawaiian Electric Company, Inc., a Hawaii corporation (“BUYER”).  This Second Amendment shall become effective as provided in section 8 below.

WHEREAS, SELLER and BUYER entered into that certain Low Sulfur Fuel Oil Supply Contract on November 14, 1997 (“Contract”), which was amended by that certain First Amendment to the Contract, dated March 29, 2004 (“First Amendment”); and

WHEREAS, the First Amendment changed the name of SELLER from BHP Petroleum Americas Refining Inc. to Tesoro Hawaii Corporation, and extended the term of the Contract for an additional ten-year period; and

WHEREAS, the parties mutually desire to further amend the Contract and seek approval from the Public Utilities Commission of the State of Hawaii for the same as provided herein;

NOW THEREFORE, the parties agree as follows:

1.             Article I of the Contract (“Definitions”) is hereby further amended by amending the definition of “Original Term” in its entirety to read as follows:

22.  “Original Term” means the first term of this Contract, which commenced January 1, 1998 and concludes April 30, 2013.

2.             Article III of the Contract (“Term”) is hereby further amended in its entirety to read as follows:

The Original Term of this Contract shall be from January 1, 1998 through April 30, 2013, and shall continue for Additional Terms, unless BUYER or SELLER gives written notice of termination at least one hundred twenty (120) Days prior to the beginning of an Additional Term.

3.             Article V (“Quantity”), Section 5.1 (“Quantity”) of the Contract, as amended by the First Amendment, is hereby replaced in its entirety with the following:

TIER 1

During each Year that this Contract is in effect, SELLER shall sell and Deliver to BUYER, and BUYER shall purchase and receive from SELLER, Product at a reasonably uniform rate during each Month.

Annual Average Daily Rate in Physical Barrels Per Day:

Tier 1
Year	Minimum	Maximum
2010	[ ]	[ ]
2011	[ ]	[ ]
2012	[ ]	[ ]
2013	[ ]	[ ]

Tier 1 volumes shall become effective beginning ninety (90) days after the Effective Date of this Second Amendment (as defined in section 8 below).  Until then, the minimum and maximum annual average daily rates as set forth in the Contract, as amended by the First Amendment, shall continue to apply.

The minimum annual volume of Product to be sold and Delivered by SELLER and Nominated, purchased and received by BUYER under this Contract during each of Years 2010 and through April 2013 is the number of barrels in the following table.  The maximum annual volume of Product to be sold and Delivered by SELLER and Nominated, purchased and received by BUYER under this Contract during each of Years 2010-through April 2013 is listed in the following table.

Tier 1
Year	Minimum	Maximum
2010	**	**
2011	[ ]	[ ]
2012	[ ]	[ ]
2013	[ ]	[ ]

**Annual Volumes for Tier 1, 2010 are determined by the following formulas:

•                  Minimum =
# days in 2010 prior to (Effective Date plus 90 days) x [      ] Barrels Per Day + # of days during (Effective Date plus 90 days) through December 31, 2010 x [      ] Barrels Per Day

•                  Maximum =
# days in 2010 prior to (Effective Date plus 90 days) x [      ] Barrels Per Day + # of days during (Effective Date plus 90 days) through December 31, 2010 x [      ] Barrels Per Day.

The minimum and maximum Tier 1 annual volumes of Product to be sold and Delivered by SELLER and to be Nominated, purchased and received by BUYER during each Year of any Additional Term shall be determined by multiplying the Days of that Year by the Tier 1 annual average daily rate indicated for 2013, unless otherwise mutually agreed.

Except as otherwise expressly provided herein, during each of the Years 2010 and 2011, the Tier 1 Minimum and Maximum volumes sold, Delivered, purchased and received during each Month shall be determined by multiplying the Days of that Month by [      ] barrels per Day and [      ] barrels per Day, respectively; during the Year 2012, the Tier 1 Minimum and Maximum volumes sold, Delivered, purchased and received during each Month shall be determined by multiplying the Days of that Month by [      ] barrels per Day and [      ] barrels per Day, respectively, and during the Year 2013, the Tier 1 Minimum and Maximum volumes sold, Delivered, purchased and received during each Month shall be determined by multiplying the Days of that Month by [      ] barrels per Day and [      ] barrels per Day, respectively.

TIER 2

Volumes in excess of the Maximum Monthly Tier 1 Daily Rate, up to the maximum amounts stated below, are referred to herein as “Tier 2” volumes.  BUYER may request that SELLER provide Tier 2 volumes of Product within a range as shown in the following table unless mutually agreed otherwise.  SELLER agrees to make reasonable commercial efforts to supply BUYER with Tier 2 volumes of Product.

BUYER may request from SELLER any additional volumes over the maximum volumes listed under Tier 2.  SELLER will promptly make reasonable commercial efforts to supply additional LSFO volumes above the maximum Tier 2 volumes listed below.  Price for volumes in excess of Tier 2 maximum volumes will be according to Article VI (“Price”), Section 6.1 (“Determination of  Product Price”) for Tier 2 Pricing.

Physical Barrels Per Nomination:

Tier 2
Year	Minimum	Maximum
2010	[ ]	[ ]
2011	[ ]	[ ]
2012	[ ]	[ ]
2013	[ ]	[ ]

*** = number of days in Month x Tier 1 maximum volume for appropriate year.

Subject to availability, SELLER may sell and Deliver and BUYER may purchase and receive Tier 2 volumes as mutually agreed with the price determined in accordance with Article VI (“Price”), Section 6.1 (“Determination of Product Price”) of the Contract.

4.             Article VI (“Price”), Section 6.1 (“Determination of Product Price”) of the Contract, as amended by the First Amendment, is hereby replaced in its entirety with the following:

A.            Tier 1 Pricing.  The price in USD per barrel of Product Delivered to meet the Nominated commitment of a Month within the range defined by “Tier 1 Minimum” and “Tier 1 Maximum” in Article V (“Quantity”), Section 5.1 (“Quantity”) shall be determined Monthly according to the following price formula:

P1 = [      ]

P1 = [      ]

[      ]

[      ]

[      ]

[      ]

[      ]

[      ]

[      ]

[      ]

[      ]

[      ]

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Exhibit B (“Illustrative Schedule of Prices for Tier 1”) is hereby replaced in its entirety by Exhibit B-1 attached hereto, which is an illustrative application of Tier 1 pricing.  In the event of any conflict between Exhibit B-1 and the text of this Second Amendment, the text of this Second Amendment shall prevail and control.

B.                                     Tier 2 Pricing.  The price in USD per barrel of Product Delivered for Tier 2 volumes shall be determined according to the following price formula:

P2 =  [      ]

P2 = Product price in USD per barrel for the Delivery of Tier 2 Volumes.

[      ]

[      ]

5.             Article VII (“Delivery”), Section 7.1 (“Notification and Product Delivery”) of the Contract, as amended by the First Amendment, is hereby replaced in its entirety with the following:

A.            Tier 1 Nomination.  Subject to the “Tier 1” minimum and maximum amounts specified in Section 5.1, BUYER will provide SELLER written notice of the Nominated rate of Delivery for each Month sixty (60) Days prior to the first Day of said Month.

No later than ten (10) Days prior to the beginning of each Month, SELLER shall provide BUYER a proposed schedule of Pipeline Deliveries and Marine Deliveries (“Delivery Schedule”) to be made by SELLER for the following two Months.  The proposed Delivery Schedule shall specify the type of Delivery, Pipeline Delivery or Marine Delivery, approximate quantity, the approximate date and a characterization of the approximate viscosity, either low (100 - 200 SSU at 210 DF), medium (201 - 350 SSU at 210 DF), or high (350 - 450 SSU at 210 DF), for each individual Delivery.  BUYER shall notify SELLER of its acceptance or rejection of the proposed Delivery Schedule within three (3) business days of its receipt, such notice to include the cause or reasons for BUYER’s rejection.  BUYER may reject the proposed Delivery Schedule because the proposed date or volume of an individual Delivery is inconsistent with the limits on Product Delivery ratability specified in this Article VII.  If BUYER rejects the proposed Delivery Schedule because the necessary space in BUYER’s storage tanks at BUYER’s BPTF is unavailable or as a result of some other similar operational consideration, BUYER shall make reasonable efforts to rearrange other schedules to provide SELLER a satisfactory alternate Delivery date or alternate Delivery volume.  In this and all such similar efforts, SELLER and BUYER shall make reasonable efforts to coordinate their individual Pipeline Deliveries and Marine Deliveries into and out of BUYER’s BPTF to minimize operational difficulties and costs.

SELLER shall notify BUYER of a change in the proposed Delivery Schedule due to any of the following causes with respect to any Delivery when it shall become known to SELLER:

a)             A change in the previously advised volume of a Pipeline Delivery, if such change is in excess of 10,000 barrels or a change in the previously advised volume of-a Marine Delivery, if such change is in excess of 20,000 barrels.

b)            A change in the date of a Delivery, if such change is more than 2 Days earlier or later than the previously advised date; or

c)             A change in the previously advised viscosity characterization of a Delivery.

B.            Tier 2 Nomination.  Subject to the “Tier 2” amounts specified in Section 5.1, BUYER will provide SELLER with a notice requesting that SELLER provide such additional supply.  Such notice shall state the quantity of Product requested by BUYER and the date by which BUYER is requesting delivery (“Requested Delivery Date”).  Such notice shall be delivered to SELLER no later than ninety (90) days prior to the Requested Delivery Date.

SELLER shall promptly make reasonable commercial efforts to secure a supply of Tier 2 volumes meeting the terms of the notice.  SELLER will provide BUYER with a proposal to provide such supply as soon as reasonably possible, but no later than 75 days prior to the Requested Delivery Date.  Such proposal may propose providing all or part of such supply from SELLER’s refinery production, by imports or by some combination of the two, provided that SELLER will not propose providing supply from both its refinery production and from imports if the cost of such combined supply would exceed the cost of supplying such quantity solely by imports.  To the extent that all or part of the supply will be provided by imports, SELLER shall make reasonable commercial efforts to obtain the most favorable terms then available, in the best judgment of SELLER’s personnel working to obtain such supply.

SELLER’s proposal shall state the price for such incremental deliveries, consistent with the terms set forth in Article VI (“Price”), Section 6.1 (“Determination of Product Price”), B. (“Tier 2 Pricing”), the proposed quantity to be delivered, the method of delivery, and the anticipated date of delivery.  BUYER shall have 48 hours to respond to SELLER’s proposal and either accept or reject the terms, provided that if the end of such 48 hour period is not within a normal business day, BUYER shall have until 9:00 am Hawaii Standard Time on the first succeeding business day to respond to such proposal.  If BUYER accepts such proposal, then SELLER shall provide supply in accordance with such terms.  If BUYER rejects such proposal or fails to timely respond to, accept or reject such proposal, then SELLER shall not provide such incremental supply.

6.             The parties agree that this Second Amendment is subject to and conditioned upon approval by the Public Utilities Commission of the State of Hawaii (“Commission”) as follows:

BUYER will file an application (“Application”) with the Commission requesting approval of this Second Amendment following its execution.  This Second Amendment is contingent upon the issuance of a decision and order by the Commission that (a) approves this Second Amendment and its pricing and terms and conditions, (b) is final and reasonable, both as determined in BUYER’s sole discretion; and (c) allows BUYER to include the costs incurred by BUYER pursuant to this Second Amendment in its revenue requirements for ratemaking purposes and for the purposes of determining the reasonableness of BUYER’s rates and/or for cost recovery above those costs included in base rate through BUYER’s Energy Cost Adjustment Clause.  A decision and order by the Commission satisfying these conditions is hereinafter referred to as the “Commission Approval Order.”

Without limiting the foregoing, SELLER accepts that a Commission decision and order may not be deemed to be final and/or reasonable to BUYER if (a) it is not an unconditional approval; (b) it denies or defers ruling on any part of Buyer’s Application or (c) BUYER is not satisfied that the decision and order will not be appealed.

Within 15 days of BUYER’s receipt of a Commission decision and order regarding the Application, BUYER shall notify SELLER whether or not BUYER considers the decision and order to be a Commission Approval Order for purposes of this section and this Agreement.

If BUYER has not received a Commission Approval Order within 180 days of the date of this Second Amendment, or if BUYER’s request for Commission approval of this Second Amendment is denied, then either SELLER or BUYER may terminate this Second Amendment by providing 15 days prior written notice of such termination delivered to the other prior to the Effective Date.  Such termination shall be effective only as to this Second Amendment and it shall not be deemed to affect the status of or terminate the Contract, as amended by the First Amendment, or waive either party’s respective rights or positions with regard to the status or interpretation of the Contract, as amended by the First Amendment, which rights and positions shall be reserved.  In such event of termination, each party shall bear its own respective fees, costs and expenses incurred prior to termination of the Second Amendment, if any, in preparation for performance hereunder.

Seller, at its own cost, shall promptly cooperate with Buyer’s reasonable requests for support of Buyer’s efforts to prepare and file the Application and obtain the Commission Approval Order.

7.             Pipeline Throughput Contract.  As part of the consideration for this Second Amendment, the parties have agreed to execute the separate Pipeline Throughput Contract dated May 5, 2010.

8.             Effective Date.  This Second Amendment shall become effective (the “Effective Date”) upon the filing of the Commission Approval Order or any earlier date as may be set forth in the Commission Approval Order.  Prior to the Effective Date, the Contract, as amended by the First Amendment, shall continue to govern the parties’ rights, obligations and remedies with respect to the subject matter of the Contract, and the parties reserve and do not waive their respective rights or positions with regard to the status or interpretation of the Contract, as amended by the First Amendment.

9.             Other than the amendments noted herein, the provisions of the Contract, as amended by the First Amendment, shall remain in full force and effect (provided that, in the event this Second Amendment is terminated as provided in Section 6 above, the parties reserve and do not waive their respective rights or positions with regard to the status or interpretation of the Contract, as amended by the First Amendment).  Upon the Effective Date as defined above, in the event of any conflict between the terms of the Contract and the terms of this Second Amendment, this Second Amendment shall control.

10.           This Second Amendment may be executed in as many counterparts as desired by the parties, any one of which shall have the force and effect of an original but all of which together shall constitute the same instrument.  This Second Amendment may also be executed by exchange of executed copies via facsimile or other electronic means, such as PDF, in which case — but not as a condition to the validity of this agreement — each party shall subsequently send the other party by mail the original executed copy.  A party’s signature transmitted by facsimile or similar electronic means shall be considered an “original” signature for purposes of this Second Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Contract as of the day and year first written above.

ACCEPTED AND AGREED:

TESORO HAWAII CORPORATION

BY:	/s/Claude P. Moreau

Claude P. Moreau
(Printed or Typed Name)

TITLE:	Senior Vice President-Marketing

HAWAIIAN ELECTRIC COMPANY, INC.

BY:	/s/ Thomas C. Simmons

Thomas C. Simmons
(Printed or Typed Name)

TITLE:	Vice President

BY:	/s/ Robert A. Alm

Robert A. Alm
(Printed or Typed Name)

TITLE:	Executive Vice President

Exhibit B-1

ILLUSTRATIVE SCHEDULE OF PRICES

Illustrative Price Calculations for Product Delivered to Meet the Nominated Commitment of the Second Amendment

Amendment 2 Price Formula:

P1 = [    ]

[    ].

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